UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2025
CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2381 NW Executive Center Drive, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 20, 2025, Celsius Holdings, Inc. (the “Company”), announced that it had entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to purchase all of the issued and outstanding membership interests in Alani Nutrition LLC (“Alani Nu”), a Kentucky limited liability company (the “Transaction”), subject to the satisfaction of certain customary closing conditions, including the expiration of the waiting period (the “Waiting Period”) applicable to the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Waiting Period expired on March 10, 2025, satisfying one of the closing conditions necessary for completing the Transaction. The Company currently expects to close the Transaction as early as April 2025.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein are not historical facts but are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the expected timing of the closing of the Transaction. You can identify these statements by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” “could,” “project,” “plan,” “potential,” “designed,” “seek,” “target,” and variations of these terms, the negatives of such terms and similar expressions. You should not rely on forward-looking statements because Celsius’ actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include but are not limited to: the risk that the closing conditions for the Transaction will not be satisfied, including the risk that clearance under applicable antitrust laws other than the Hart-Scott-Rodino Antitrust Improvements Act will not be obtained; the risk that the Purchase Agreement will be terminated prior to closing; the possibility that the Transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of the Company or Alani Nu during the pendency of the Transaction, such as employee departures or distraction of management from business operations; interim operating limitations imposed on us during the period between signing and closing the Transaction; and other risks and uncertainties discussed in the reports the Company has filed previously with the SEC, such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake any obligation to update forward-looking information, except to the extent required by applicable law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: March 11, 2025	By:	/s/ Richard Mattessich
Richard Mattessich, Chief Legal Officer